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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 30, 2004

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

          Georgia                        0-12456                 58-1098795
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

470 East Paces Ferry Road, N.E.
       Atlanta, Georgia                                            30305
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (404) 261-4381

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2004, Logility, Inc. ("Logility"), which is an 87% owned subsidiary of the registrant, and Demand Management, Inc. ("DMI"), a privately-held St. Louis-based provider of supply chain planning systems marketed under the Demand Solutions(R) brand, executed an Asset Purchase Agreement providing for Logility's acquisition of substantially all of the assets of DMI, including its distribution channel, for $9.5 million in cash. The acquisition was closed on that same date. Logility will operate the business of Demand Management as a wholly-owned subsidiary of Logility under the name Demand Management, Inc. The text of the press release announcing this transaction, dated October 1, 2004, is filed as Exhibit 99.1 to this Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            The financial statements of the acquired business will be filed within 71 days after the last date that this Report must be filed with the Securities and Exchange Commission.

      (b)   Pro forma financial information.

            The financial statements of the acquired business will be filed within 71 days after the last date that this Report must be filed with the Securities and Exchange Commission.

      (c)   Exhibits.

            The following Exhibits are filed as part of this report:

            Exhibit No.     Description
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            99.1            Press Release of Logility, Inc., dated October 1,
                            2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN SOFTWARE, INC.
                                                       (Registrant)

                  Date: October 1, 2004          By: /s/ Vincent C. Klinges
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                                                     Vincent C. Klinges
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of Logility, Inc., dated October 1, 2004.

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